NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $150,000 USD	Original Issue Date: April 6, 2011
Due Date: April 6, 2012

For value received the undersigned PARK PLACE ENERGY INC. (the “Borrower” or the “Company”), at Suite 1220 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8, promises to pay to the order of Pikka Asset Management Ltd, (the “Lender” or the “Holder”), at 38 Herford St., London, England, (or at such other place as the Lender may designate in writing) the sum of $150,000 USD with interest from March 29, 2011 on the unpaid principal at the rate of 10.0% per annum.

1. Unpaid principal after the Due Date shown below shall accrue interest at a rate of 10.0% annually until paid.

2. The unpaid principal and accrued interest shall be payable in full on March 29, 2012. The note may be prepaid at anytime without penalty.

3. If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

4. If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

5. If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender shall become due immediately, without demand or notice:

(a)	The failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

(b)	The filing of bankruptcy proceedings involving the Borrower as a debtor;

(c)	The application for the appointment of a receiver for the Borrower;

(d)	The making of a general assignment for the benefit of the Borrower's creditors;

(e)	The insolvency of the Borrower;

6. If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

7. All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

8. The unpaid principal and accrued interest outstanding under this Note (together, the “Loan Amount”) shall be convertible, in whole and not in part, at the option of the Lender at any time prior to the Due Date by notice to the Company into shares of the Company’s common stock (each a “Common Share”) at the conversion price (the “Conversion Price”) per Common Share equal to $0.04, subject to adjustment in accordance with this Note.

Conversion Rights granted to Lender

9. Common Shares shall be issued to the Holder upon conversion in an amount equal to a fraction, the numerator of which is the Loan Amount so converted, and the denominator of which is the Conversion Price. All Common Shares so issued shall be deemed to have been issued as fully paid and non-assessable at the applicable Conversion Price.

10. The Holder may convert the Loan Amount by surrendering this Note to the Company at the Company’s head office, together with a conversion notice in the form attached hereto or any other written notice in a form satisfactory to the Company (the “Conversion Notice”), in either case duly executed by the Holder or his legal representative or attorney duly appointed by an instrument in writing. Thereupon the Holder shall be entitled to be entered in the books of the Company as the holder of the number of the underlying Common Shares into which this Note is convertible in accordance with its terms. As soon as practicable thereafter, the Company shall deliver to the Holder and, subject as aforesaid, his nominee(s) or assignee(s), a certificate or certificates for the Common Shares into which this Note is converted.

11. The date (the “Conversion Date”) on which this Note shall be deemed to be surrendered for conversion shall be the 3rd business day following the receipt of the Conversion Notice from the Holder. If the Conversion Date is a day on which the register of the Company’s Common Shares is closed, the person or persons entitled to receive Common Shares shall become the holder or holders of record of such Common Shares as at the date on which such register is next reopened.

12. The Company will give to the Holder notice of the record date for a declaration of dividends, a rights offering or other distribution to the holders of Common Shares not less than ten business days before any such record date. If this Note is surrendered for conversion in accordance with this section, the Holder shall not be entitled to participate as a holder of the Common Shares issuable upon conversion if the record date for the distribution is prior to the Conversion Date.

13. Conversion of the Loan Amount under this Note in accordance herewith shall operate to discharge the Company’s obligations with respect to repayment of the Loan Amount so converted, provided that delivery of the appropriate number of Common Shares issued upon such conversion is made by the Company. The Company shall not be bound to enquire into the title of the Holder, save as ordered by a court of competent jurisdiction or as required by statute. The Company shall not be bound to see to the execution of any trust affecting the ownership of this Note nor be charged with notice of any equity that may be subsisting in respect thereof, unless the Company has actual notice thereof. Upon conversion of this Note pursuant to the provisions hereof, this Note shall be forthwith delivered to and cancelled by the Company.

14. The Company shall not be required to issue fractional Common Shares upon the conversion of this Note. If any fractional interest in Common Shares would, except for the provisions hereof, be issuable upon the conversion of this Note, the number of Common Shares issued upon such conversion shall be rounded down to the next whole number of Common Shares and the Company shall not be required to make any payment in lieu of delivering any certificates of such fractional interest.

15. The Company covenants and agrees that during the period within which the conversion rights represented by this Note may be exercised, the Company shall at all times have authorized and reserved, a sufficient number of Common Shares to provide for the exercise of the conversion rights represented by this Note. The Company also covenants and agrees to issue and submit to its registrar and transfer agent as soon as practicable and, in any event, within three business days following receipt by the Company of the Conversion Notice, a Treasury Order directing the issuance of Common Shares in accordance with such Conversion Notice.

16. The Note and the Common Shares issuable upon exercise of the conversion rights hereunder (together, the “Subject Securities”) have not been, and will not be, registered under the United States Securities Act of 1933 (the “U.S. Securities Act”), as amended, or under any state securities laws, and will be “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act. Subject to certain exceptions, none of the Subject Securities nor any rights thereto or interest therein may be offered for purchase or sale, sold, transferred or otherwise disposed of, directly or indirectly, in the United States, its territories or possessions, or to or for the account or benefit of any “U.S. person” as that term is defined in Regulation S under the U.S. Securities Act.

17. The Holder understands and acknowledges that this Note may not be converted in the United States, or by or on behalf of a U.S. person or a person in the United States, unless an exemption is available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the Holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; provided that the Holder will not be required to deliver an opinion of counsel at a time when the Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (which definition, as it applies to certain natural persons, has been amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act) in connection with its exercise for his own account of the conversion rights under this Note.

18. In addition to the legend noted on the Conversion Notice attached to this Note, if required by applicable securities laws or regulations of any stock exchange or other applicable regulatory authority, the certificates for the Common Shares to be issued upon conversion of this Note shall bear such forms of legend as may be necessary to comply with all applicable laws and regulations.

Conversion price adjustment

19. The Conversion Price shall be subject to adjustment from time to time in the events and in the manner provided in section 20, as follows:

(a)	if during the Adjustment Period (as hereinafter defined) the Company shall:

	(i)	issue to all or substantially all the holders of the Common Shares, by way of a stock dividend or otherwise, Common Shares or Convertible Securities; or

	(ii)	subdivide its outstanding Common Shares into a greater number of shares; or

	(iii)	combine or consolidate its outstanding Common Shares into a smaller number of shares,

(any of such events being herein called a “Common Share Reorganization”), the Conversion Price shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for the purposes of the Common Share Reorganization to a number which is the product of (1) the Conversion Price in effect on such record date and (2) a fraction:

	(iv)	the numerator of which is the number of Common Shares outstanding on such record date before giving effect to the Common Share Reorganization; and

	(v)	the denominator of which is the number of Common Shares outstanding after giving effect to such Common Share Reorganization;

(b)

if during the Adjustment Period the Company shall issue or distribute to all or substantially all the holders of Common Shares, (i) shares of any class other than Common Shares, or (ii) rights, options or warrants (other than pursuant to a stock option plan or employee share purchase plan adopted by the shareholders of the Company at a general meeting of shareholders of the Company), or (iii) evidences of indebtedness, or (iv) any other assets (excluding cash dividends paid in the ordinary course) and such issuance or distribution does not constitute a Common Share Reorganization (any of such events being herein called a “Special Distribution”), the Conversion Price shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of the Special Distribution to a price which is the product of (1) the Conversion Price in effect on such record date and (2) a fraction:

(i)	the numerator of which shall be the difference between:

	(I)	the product of (i) the number of Common Shares outstanding on such record date and (ii) the Current Market Price (as hereinafter defined) of the Common Shares on such date; and

(II)

the aggregate fair market value (as determined by the board of directors of the Company, whose determination shall be conclusive) of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution; and

(ii)	the denominator of which shall be the product of (A) the number of Common Shares outstanding on such record date and (B) the Current Market Price of the Common Shares on such date.

Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. To the extent that such distribution of shares, rights, options, warrants, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect based upon such shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares or Convertible Securities actually delivered upon the exercise of such rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after such record date;

(c)

if during the Adjustment Period there is a reorganization of the Company not otherwise provided for in subsection 19(a) or a consolidation or merger or amalgamation of the Company with or into another body corporate including a transaction whereby all or substantially all of the Company’s undertaking and assets become the property of any other corporation (any such event being herein called a “Capital Reorganization”), the Holder, if he has not converted the entire Loan Amount prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right of conversion at any time after the effective date of such Capital Reorganization, in lieu of the number of Common Shares to which he was theretofore entitled upon conversion of this Note, the aggregate number of shares or other securities or property of the Company, or such continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization that the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, he had been the holder of the number of Common Shares to which immediately before such transaction he was entitled upon conversion of this Note. No such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the Holder shall thereafter be entitled to receive such number of shares or other securities or property of the Company, or of such continuing successor or purchasing corporation, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 0 or section 20;

(d)

if the Company reclassifies or otherwise changes the outstanding Common Shares, the conversion right shall be adjusted effective immediately upon such reclassification becoming effective so that Holder shall be entitled to receive such Common Shares as he would have received had the principal amount of this Note been converted immediately prior to such effective date, subject to adjustment thereafter in accordance with provisions of this Note, as nearly as may be possible as those contained in this section 0 or section 20.

20. The following rules and procedures are applicable to adjustments made pursuant to section 0:

(a)

the adjustments and readjustments provided for in herein are cumulative and, subject to subsection 20(b), apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events which require adjustment of the Conversion Price or the number or kind of shares or securities issuable hereunder;

(b)

no adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least 1% in the Conversion Price then in effect, provided however, that any adjustments which, except for the provisions of this subsection 20(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c)

no adjustment in the Conversion Price shall be made in respect of any event described in subsections 19(a)(i), 19(b) or 19(c) if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had converted the entire Loan Amount immediately prior to the effective date or record date of such event;

(d)	no adjustment in the Conversion Price shall be made pursuant to subsection 0 in respect of the issue of Common Shares pursuant to:

this Note; or

(B)	any stock option or purchase plan for officers, employees or directors of the Company outstanding or in existence as at the date hereof or any amendment to such plan;

and any such issue shall be deemed not to be a Common Share Reorganization or a Special Distribution.

(e)

if a dispute arises with respect to adjustments of the Conversion Price, such dispute shall be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such firm of independent public accountants as may be selected by the board of directors of the Company and acceptable to the Holder and any such determination shall be binding upon the Company and the Holder;

(f)

if the Company sets a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall thereafter legally abandon its plans to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Conversion Price shall be required by reason of the setting of such record date; and

(g)

notwithstanding the provisions of section 0 the maximum adjustment in the Conversion Price resulting from any adjustment described in section 19(a) shall be limited to an increase or decrease of the Conversion Price by 250% of the original Conversion Price.

21. In any case where the application of the foregoing provisions results in a decrease of the Conversion Price taking effect immediately after the record date for a specific event, if the Loan Amount is converted after that record date and prior to completion of the event, the Company may postpone the issuance to the Holder of the Common Shares to which the Holder is entitled by reason of the decrease of the Conversion Price, but such Common Shares shall be so issued and delivered to the Holder upon completion of that event with the number of such Common Shares calculated on the basis of the Conversion Price on the exercise date adjusted for completion of that event. The Company shall deliver to the person or persons in whose name or names the Common Shares are to be issued an appropriate instrument evidencing his or their right to receive such Common Shares.

22. Subject to any requirement for a longer notice period pursuant to applicable securities legislation or stock exchange policy, at least 10 business days prior to the effective date or record date, as the case may be, of any event referred to in sections 0 or 20, whether or not the event requires or might require an adjustment in the conversion rights pursuant hereto, the Company shall give notice to the Holder of the particulars of such event and, if determinable, any adjustment. Such notice need only set forth such particulars as shall have been determined at the date that notice is given.

23. In case any adjustment for which a notice in section 22 has been given is not then determinable, the Company shall promptly after such adjustment is determinable give notice to the Holder of the adjustment.

24. As used in this Note, the following terms, unless the context otherwise requires, shall have the following meanings:

(a)	“Adjustment Period” means the period from and including the date hereof to and including the last business day prior to the Due Date;

(b)	“business day” means any day which is not a Saturday, Sunday, or statutory holiday in the City of Vancouver;

(c)	“Convertible Security” means a security of the Company convertible into or exchangeable for or otherwise carrying the right to acquire Common Shares;

(d)	“Current Market Price” means, with reference to Common Shares, the average of the VWAPs for the 30 trading days immediately preceding the applicable date for determination of the Current Market Price;

(e)	“effective date” and “record date” shall mean the close of business on the relevant date;

(f)

VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on the NYSE Amex Equities exchange, the daily volume weighted average price of the Common Shares for such date (or the nearest preceding date) as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Shares are not then traded on NYSE Amex Equities Exchange, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Shares are not then quoted for trading on the OTC Bulletin Board and if prices for the Common Shares are then reported in the “Pink Sheets” published by Pink OTC Markets Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Common Share so reported; or (d) in all other cases, the fair market value of a share of Common Shares as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Security

25. As security for the indebtedness, liabilities and obligations of the Borrower to the Lender under this Agreement, upon the Lender delivering the Loan funds to the Borrower, the Borrower shall issue and deliver to the Lender 5,000,000 shares of restricted common stock in its capital (the “Shares” or “Share Collateral”), deliverable proportionately to delivery of funds; provided, that, upon the initial delivery of funds totalling $50,000 by Lender, Borrower shall deliver to Lender, in addition to the certificate or certificates representing the 1,500,000 Shares that collateralize such $50,000, a certificate or certificates representing the additional 3,500,000 Shares (the “Advance Collateral Shares”) that are to collateralize the additional $100,000.00 principal amount of the Loan and that will bear an appropriate legend to the effect that such Shares are issued subject to the terms of this Agreement.

To the extent the Advance Collateral Shares held by the Lender are not allocated to collateralize further Installments of the Loan pursuant to this Agreement, the Lender hereby agrees that the Borrower, without any further consent of the Lender, may cancel, pursuant to Nevada Revised Statutes 78.250, the certificate or certificates representing such outstanding Advance Collateral Shares that are not so allocated to collateralize the Loan hereunder and the Lender will forthwith redeliver the certificates representing such Advance Collateral Shares to Borrower or Borrower’s transfer agent, as requested. The Shares shall be represented by stock certificates issued by the Borrower’s registrar and transfer agent in the name of the Lender, to be held in escrow by the Lender. 26. The Share Collateral shall have customary anti-dilution protection for forward stock splits, stock dividends and major corporate transactions. In the event of a reverse stock split or combination of shares, the number of shares of common stock constituting the Share Collateral will, immediately following such reverse stock split or combination of shares, be increased by a new issuance of common stock of the Company to that number of shares constituting the Share Collateral immediately prior to such reverse stock split or combination of shares. The certificates representing any share dividends that the Borrower pays during the term of the Loan with respect to the Shares being held in escrow shall be credited and delivered to the Lender and held by the Lender pursuant to the terms of this Agreement.

27. After the Note and all accrued Interest thereon are repaid in full, the Lender shall deliver the Shares that are the designated collateral for such Note to the Borrower for return to Borrower’s treasury. In such circumstances, the Lender shall provide the Borrower with such documentation as it may reasonably require for the cancellation and return to treasury of such Shares.

Disposal of Shares

28. The Lender shall not have the right to dispose of all or part of its interest in the Shares, except in accordance with the provisions of paragraph 30 of this Agreement upon the occurrence of an Event of Default.

Voting Rights

29. Unless a voting trust is signed, the Lender shall vote the Shares held by it in escrow.

Default

30. Any one or more of the following events will constitute an Event of Default, whether any such Event of Default is voluntary or involuntary or effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body:

31.

(a)

default by the Borrower in the due payment of any amount payable under this Agreement or in the due and complete observance or performance of any other condition, covenant, or provision of this Agreement;

(b)	the occurrence of a material adverse change in the financial position of the Borrower or in the value of the security held by the Lender for the Loan;

(c)	any action by the Borrower that constitutes a denial of the Lender's rights set forth in this Agreement;

(d)	an order is made or a petition is filed for the bankruptcy of the Borrower;

(e)	the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency;

(f)	the appointment of a receiver, receiver-manager, or receiver and manager of any part of the properties or assets of the Borrower;

(g)

the enforceability of any execution, or any other process of any court against the Borrower, or the levy of a distress or analogous process upon the properties or assets or any part thereof of the Borrower;

(h)	default by the Borrower in the performance of any contractual obligation to the Lender under any other agreement or legal instrument, whether or not collateral or supplemental to this Agreement;

(i)	the holder of any mortgage, charge, or encumbrance on any of the properties or assets or any part thereof of the Borrower does anything to enforce or realize on such mortgage, charge, or encumbrance;

(j)	if, at any time during the term of this Agreement, the Borrower is subject to a change of control. For the purposes of this subparagraph, a "change of control" shall be deemed to occur if:

	1)	any person, or group of persons acting in concert, other than any current control person(s), hold greater than 20% of the issued and outstanding shares in the capital stock of the Borrower;

	2)	there is a 50% or greater change in the composition of the Borrower’s Board of Directors, effected by stockholders of the Borrower other than with the consent of the current control person(s); or

(k)

any representation or warranty made in writing to the Lender by the Borrower made in this Agreement or in any certificate or other instrument delivered or to be delivered by or on behalf of the Borrower to the Lender in contemplation of this Agreement is incorrect in any material respect on the date as of which such representation or warranty was made or purported to be made; or

(l)	trading in the shares of common stock of the Borrower is suspended for more than 30 days by a regulatory authority.

Remedies on Default

32. After any Event of Default has occurred and continues for seven (7) days and at any time thereafter, provided that the Borrower has not theretofore remedied all outstanding Events of Default, the Lender may, in its discretion, declare this Agreement to be in default. At any time thereafter while the Borrower has not remedied all outstanding Events of Default, the Lender may, at its discretion and subject to compliance with any mandatory requirements of applicable law then in effect, exercise one or more of the following remedies:

(a)

declare the then outstanding balance of the Loan, Interest, costs, and all money owing by the Borrower to be immediately due and payable and such funds and liabilities will forthwith become due and payable without presentment, demand, protest, or other notice of any kind to the Borrower, all of which are hereby expressly waived; and/or

(b)

as Lender’s sole recourse, take possession of the Shares designated as collateral for the principal amount of the Loan that is in default for its sole benefit; provided, that, in the event of a trading halt in the common stock of Borrower or upon the occurrence of an Event of Default under Section 8.1 (d), (e), (f) or (l), the Loan shall be full recourse, and the Lender shall have all remedies available under applicable laws to enforce payment of amounts due under this Agreement, including a first security interest in all of the assets of Borrower. Upon the occurrence of any Event of Default, the Lender shall be deemed to be the registered and beneficial owner of a 100% right, interest and title to the Shares free of all charges, liens and encumbrances, other than any resale or other restrictions imposed by law.

Notices

33. Any notice required or permitted to be given hereunder shall be given by facsimile transmission or by personal delivery to the party for whom it is intended, addressed as follows:

(a)	to the Company at:

Suite 1220-666 Burrard Street
Vancouver, British Columbia
V6C 2X8

	Attention:	President and Chief Executive Officer
Fax: (604) 685-0078

(b)	to the Holder at its registered address as it appears in the records of the Company.

34. Any notice given pursuant to section 33 shall be deemed to have been given and received on the date of delivery or, in the case of a facsimile transmission, at the time indicated on the transmission report. The Company or the Holder may, from time to time, notify the other in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Company or the Holder, as the case may be, for all purposes of this Note.

35. No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Nevada.

Signed this ______day of April 6, 2011.

Borrower:

PARK PLACE ENERGY INC..
Suite 1220-666 Burrard Street
Vancouver, British Columbia
V6C 2X8

By:
DAVID JOHNSON
President and Chief Executive Officer

Lender:

PIKKA ASSET MANAGEMENT LTD.
38 Herford Street
London
England

By:
Authorized Signatory

SCHEDULE A TO
NOTE CERTIFICATE

CONVERSION FORM

TO:	PARK PLACE ENERGY INC. (the “Corporation”)

1.           The undersigned registered holder of the within Note hereby irrevocably elects to convert the said Note into Common Shares of the Corporation in accordance with the terms of the Note.

2.           The Common Shares are to be registered as follows:

Name:
(print clearly)

Address in full:

3.           Certificates representing the Common Shares are to be sent by courier to:

Name:
(print clearly)

Address in full:

Note: In the absence of instructions to the contrary, the securities will be issued in the name of or to the Holder and will be sent by first class mail to the last address of the Holder appearing in the records maintained by the Corporation.

4.           The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) [ ]

the undersigned holder at the time of conversion of the Note is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not converting the Note on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this Conversion Form in the United States;

(b) [ ]

the undersigned holder is resident in the United States or is a U.S. person who is a resident of the jurisdiction referred to in the address appearing above, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Conversion Form; or

(c) [ ]

if the undersigned holder is resident in the United States or is a U.S. Person, the undersigned holder has delivered to the Corporation and the Corporation’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon conversion of the Note, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

5.      If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative 4(b) above, the undersigned represents and warrants to the Corporation that:

(a)

the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(b)

the undersigned is: (i) acquiring the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the acquisition by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(c)

the undersigned has not converted the Note as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6.           If the undersigned has marked alternative 4(b) or 4(c) above, the undersigned also acknowledges and agrees that:

(a)

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i) the sale is to the Corporation;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws; or

(iv) such securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

(b)

the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(c)	the Corporation has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(d)

the Corporation may make a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Conversion Form;

(e)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE U.S. SECURITIES ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.;

DATED the __________day of ________________, 20___.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

Instructions:

1. The registered Holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Note to the Corporation at its principal office at Suite 1220-666 Burrard Street, Vancouver, British Columbia, V6C 2X8, Attention: President and Chief Executive Officer, and such other documents as the Corporation may reasonably require.

2. If Box 4(c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the conversion of the Note should contact the Corporation in advance to determine whether any opinion tendered will be acceptable to the Corporation.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the conversion of a Note of PARK PLACE ENERGY INC. (the “Corporation”) by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

______	(1)	An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

______	(2)	A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

______	(3)	A director or executive officer of the Corporation;

______	(4)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US$1,000,000, excluding the net value of any primary residence and, if the amount due under mortgage(s) thereon exceeds the market value thereof and the lender has recourse against such person(s) or their other assets for the shortfall, such shortfall shall be deducted from the net worth;

______	(5)	A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______	(6)	An entity in which all of the equity owners meet one or more of the categories set forth above.